UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31
Date of reporting period: July 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Legg Mason Western Asset SMASh Series M FUND

FORM NQ
JULY 31, 2010

Schedule of investments (unaudited)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES M FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

MORTGAGE-BACKED SECURITIES — 44.6%

FHLMC — 1.2%
Federal Home Loan Mortgage Corp. (FHLMC)	3.110%	2/1/32	$6,252	$6,498	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35	374,175	403,806
Federal Home Loan Mortgage Corp. (FHLMC)	5.606%	5/1/37	367,265	391,022	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/12/40	600,000	627,094	(b)

Total FHLMC				1,428,420

FNMA — 28.4%
Federal National Mortgage Association (FNMA)	2.560%	5/1/32	31,250	31,379	(a)
Federal National Mortgage Association (FNMA)	2.685%	7/1/32	67,552	69,878	(a)
Federal National Mortgage Association (FNMA)	1.891%	1/1/33	130,461	133,895	(a)
Federal National Mortgage Association (FNMA)	5.000%	1/1/35-10/1/35	8,795,800	9,435,557
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	573,682	619,900
Federal National Mortgage Association (FNMA)	4.500%	6/1/37-2/1/38	917,654	961,721
Federal National Mortgage Association (FNMA)	3.500%	8/12/40	400,000	400,688	(b)
Federal National Mortgage Association (FNMA)	4.000%	8/12/40-9/14/40	3,700,000	3,791,046	(b)
Federal National Mortgage Association (FNMA)	5.000%	8/12/40	10,900,000	11,617,024	(b)
Federal National Mortgage Association (FNMA)	5.500%	8/12/40	4,800,000	5,172,749	(b)
Federal National Mortgage Association (FNMA)	6.000%	12/1/47	1,297,319	1,397,065

Total FNMA				33,630,902

GNMA — 15.0%
Government National Mortgage Association (GNMA)	4.000%	8/19/40	500,000	515,081	(b)
Government National Mortgage Association (GNMA)	4.500%	8/19/40	1,200,000	1,264,611	(b)
Government National Mortgage Association (GNMA)	5.500%	8/19/40	400,000	434,750	(b)
Government National Mortgage Association (GNMA)	6.000%	8/19/40	14,000,000	15,310,704	(b)
Government National Mortgage Association (GNMA)	5.000%	9/21/40	200,000	214,036	(b)

Total GNMA				17,739,182

TOTAL MORTGAGE-BACKED SECURITIES (Cost — $51,562,361)				52,798,504

ASSET-BACKED SECURITIES — 16.0%

FINANCIALS — 16.0%

Automobiles — 0.5%
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	590,000	646,433	(c)

Home Equity — 10.8%
ABFS Mortgage Loan Trust, 2003-2 A	0.829%	4/25/34	36,795	33,562	(a)(c)
ACE Securities Corp., 2005-SD3 A	0.729%	8/25/45	78,504	72,458	(a)
ACE Securities Corp., 2006-GP1 A	0.459%	2/25/31	58,999	45,463	(a)
AFC Home Equity Loan Trust, 2002-2 2A	0.629%	6/25/30	30,488	14,098	(a)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.609%	1/1/32	71,528	48,281	(a)(d)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.881%	11/15/31	12,047	10,390	(a)
Bayview Financial Acquisition Trust, 2005-A A2A	1.255%	2/28/40	498,667	268,532	(a)(c)(d)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 1A2	0.679%	9/25/34	21,553	21,393	(a)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.609%	2/25/36	123,532	116,586	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-HE6 1A1	1.579%	8/25/37	127,191	84,414	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.549%	12/25/36	395,902	313,061	(a)(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.949%	1/25/33	36,153	29,182	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	1.069%	10/25/32	11,822	9,407	(a)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.729%	11/25/46	693,217	323,093	(a)(c)
Countrywide Asset-Backed Certificates, 2002-4 A1	1.069%	2/25/33	17,598	15,141	(a)
Countrywide Asset-Backed Certificates, 2002-BC1	0.989%	4/25/32	70,791	39,238	(a)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.829%	8/26/33	168,366	106,593	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES M FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

Home Equity — continued
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.659%	7/25/36	$216,162	$117,190	(a)(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.229%	10/25/47	69,440	47,372	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.529%	2/25/37	276,073	200,085	(a)(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.329%	8/25/47	268,763	160,572	(a)(c)
Countrywide Home Equity Loan Trust, 2002-G A	0.711%	12/15/28	33,115	26,183	(a)
Countrywide Home Equity Loan Trust, 2004-O	0.621%	2/15/34	34,397	14,624	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.891%	8/15/37	163,524	125,830	(a)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.329%	5/26/37	129,859	112,951	(a)(c)
Ellington Loan Acquisition Trust, 2007-1 A2C	1.579%	5/29/37	200,000	102,875	(a)(c)
EMC Mortgage Loan Trust, 2004-C A1	0.879%	3/25/31	252,765	205,298	(a)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.779%	12/25/42	448,922	321,698	(a)(c)
Fremont Home Loan Trust, 2006-B 2A2	0.429%	8/25/36	43,596	25,190	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.079%	2/25/31	154,294	109,901	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.539%	11/25/36	118,281	47,322	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.509%	12/25/36	124,692	67,042	(a)
GSAA Home Equity Trust, 2007-5 2A3A	0.649%	4/25/37	2,880,000	1,426,434	(a)
GSAA Home Equity Trust, 2007-6 A4	0.629%	5/25/47	2,780,000	1,497,990	(a)
GSAMP Trust, 2003-SEA A1	0.729%	2/25/33	137,071	102,745	(a)
GSAMP Trust, 2004-SEA2 A2B	0.879%	3/25/34	775,590	751,617	(a)
Lehman XS Trust, 2005-5N 1A1	0.629%	11/25/35	120,510	82,181	(a)
Lehman XS Trust, 2006-2N 1A1	0.589%	2/25/46	125,868	73,398	(a)
Lehman XS Trust, 2006-4N A2A	0.549%	4/25/46	268,890	122,720	(a)
Lehman XS Trust, 2007-2N 3A1	0.419%	2/25/37	45,165	40,734	(a)
Lehman XS Trust, 2007-9 1A1	0.449%	6/25/37	977,848	537,232	(a)
Merrill Lynch First Franklin Mortgage Loan Trust, 2007-H1 2A1	1.829%	10/25/37	533,416	350,065	(a)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.419%	9/25/36	65,926	28,619	(a)
MSCC HELOC Trust, 2005-1 A	0.519%	7/25/17	97,907	59,257	(a)
Park Place Securities Inc., 2004-WCW2 M1	0.949%	10/25/34	1,572,236	1,474,805	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.109%	1/25/31	17,345	7,889	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.869%	8/25/31	20,718	8,389	(a)
RAAC Series, 2006-RP3 A	0.599%	5/25/36	62,467	34,896	(a)(c)
RAAC Series, 2007-RP1 A	0.619%	5/25/46	282,278	153,866	(a)(c)
RAAC Series, 2007-SP3 A1	1.529%	9/25/47	1,067,047	799,618	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	0.759%	6/25/33	19,770	17,231	(a)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.229%	11/25/32	5,158	2,466	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	1.009%	3/25/33	2,805	1,739	(a)
Residential Funding Securities Corp., 2002-RP2 A1	1.079%	10/25/32	9,742	5,236	(a)(c)(d)
SACO I Trust, 2005-WM3 A3	1.029%	9/25/35	27,992	8,460	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.469%	5/25/36	33,803	28,677	(a)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.559%	2/25/37	456,689	216,420	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.669%	7/25/29	4,951	2,435	(a)
Structured Asset Securities Corp., 2004-SC1	8.582%	12/25/29	42,124	40,611	(a)(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	5.070%	3/25/35	52,365	41,089	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.469%	5/25/47	100,000	65,325	(a)
Structured Asset Securities Corp., 2007-BC4 A3	0.579%	11/25/37	822,376	774,885	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.629%	4/25/31	66,225	46,383	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.759%	3/25/37	944,325	689,357	(a)(c)(d)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	9,474	8,843

Total Home Equity				12,736,637

Manufactured Housing — 0.9%
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	710,000	1,022,898	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES M FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

Student Loan — 3.8%
Education Funding Capital Trust, 2003-3 A6	1.850%	12/15/42	$200,000	$190,000	(a)(d)
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	500,000	491,968	(a)(c)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	500,000	507,565	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.758%	10/25/32	1,115,149	999,420	(a)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	1,300,000	1,342,212	(a)
Student Loan Consolidation Center, 2002-1 A3	2.704%	3/1/42	450,000	400,500	(a)(c)(d)
Student Loan Consolidation Center, 2002-2 A14	1.851%	7/1/42	650,000	578,500	(a)(c)(d)

Total Student Loan				4,510,165

TOTAL ASSET-BACKED SECURITIES (Cost — $20,366,286)				18,916,133

COLLATERALIZED MORTGAGE OBLIGATIONS — 22.1%

American Home Mortgage Assets, 2006-2 2A1	0.519%	9/25/46	102,553	60,556	(a)
ARM Trust, 2005-10 1A21	3.163%	1/25/36	36,015	24,717	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	5,579	5,669
Banc of America Funding Corp., 2004-B 3A2	3.464%	12/20/34	24,719	15,166	(a)
Banc of America Funding Corp., 2005-E 8A1	3.289%	6/20/35	104,672	53,468	(a)
Banc of America Funding Corp., 2006-D 6A1	5.659%	5/20/36	1,932,494	1,258,660	(a)
Banc of America Funding Corp., 2007-C 5A1	4.672%	5/20/36	562,688	430,772	(a)
BCAP LLC Trust, 2006-AA1 A1	0.519%	10/25/36	1,779,817	954,297	(a)
Bear Stearns Alt-A Trust, 2004-8 1A	0.679%	9/25/34	1,089,342	886,850	(a)
Bear Stearns ARM Trust, 2004-10 15A1	3.222%	1/25/35	79,850	68,138	(a)
Bear Stearns ARM Trust, 2004-10 31A1	3.459%	1/25/35	68,909	58,204	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.978%	8/25/35	606,004	430,872	(a)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.609%	1/25/35	191,433	144,541	(a)(c)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	1,264,668	1,401,111	(c)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.569%	7/25/35	135,903	74,134	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.723%	7/20/35	1,852,188	1,069,116	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.568%	7/20/35	102,859	58,404	(a)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	2,464,799	2,152,512
Countrywide Alternative Loan Trust, 2006-0A2 A5	0.568%	5/20/46	228,423	100,011	(a)
Countrywide Alternative Loan Trust, 2006-OA11 A4	0.519%	9/25/46	175,634	87,309	(a)
Countrywide Alternative Loan Trust, 2007-OA2 2A1	0.459%	3/25/47	157,971	71,627	(a)
Countrywide Home Loans, 2005-R3 AF	0.729%	9/25/35	379,471	307,408	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-9 1A1	0.629%	5/25/35	144,088	89,820	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.579%	3/25/36	38,856	22,864	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.979%	11/25/31	132,123	84,338	(a)
Crusade Global Trust, 2003-2	0.729%	9/18/34	83,146	81,753	(a)(d)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.708%	6/25/34	44,627	42,821	(a)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.190%	6/26/35	1,090,000	927,539	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.679%	3/25/35	676,411	548,522	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.679%	9/25/35	137,103	111,679	(a)(c)
GSR Mortgage Loan Trust, 2004-14 3A2	3.516%	12/25/34	61,821	40,786	(a)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.769%	5/25/35	110,168	81,991	(a)
Harborview Mortgage Loan Trust, 2006-13 A	0.521%	11/19/46	268,314	136,190	(a)
Harborview Mortgage Loan Trust, 2006-2	3.015%	2/25/36	173,561	92,793	(a)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.561%	7/19/47	142,264	86,325	(a)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.329%	11/25/47	203,082	133,731	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.699%	12/25/34	104,773	88,915	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.649%	3/25/36	422,676	227,412	(a)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.993%	11/25/37	412,423	335,546	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES M FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

Collateralized Mortgage Obligations — continued
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.629%	7/25/35	$72,143	$45,758	(a)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.529%	6/25/47	143,668	73,115	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	380,000	396,194	(a)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,651,218	1,098,641
La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	481,033	452,171	(a)(c)
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	400,000	429,670
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	200,000	206,251	(a)
Lehman XS Trust, 2005-5N 3A1A	0.629%	11/25/35	101,359	65,464	(a)
Lehman XS Trust, 2007-8H A1	0.459%	6/25/37	90,786	39,477	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.529%	2/25/46	151,173	79,207	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.519%	5/25/46	123,273	58,617	(a)
Luminent Mortgage Trust, 2006-7 2A1	0.499%	12/25/36	68,728	41,171	(a)
MASTR ARM Trust, 2004-4 3A1	2.231%	5/25/34	173,108	156,885	(a)
MASTR ARM Trust, 2005-7 3A1	2.389%	9/25/35	172,400	81,275	(a)
MASTR ARM Trust, 2007-3 22A4	0.629%	5/25/47	200,000	42,733	(a)
MASTR ARM Trust, 2007-R5 A1	5.327%	11/25/35	1,681,425	1,041,751	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	5.388%	3/25/36	1,967,480	1,220,284	(a)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.232%	11/12/37	315,000	342,857	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-1 A4	5.416%	2/12/39	240,000	261,242	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.956%	8/12/49	100,000	105,632	(a)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	1.100%	1/25/29	288,078	4,897	(a)(d)(e)
Morgan Stanley Capital I, 1999-LIFE E	6.969%	4/15/33	172,749	172,643	(a)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.549%	2/25/47	373,152	32,981	(a)
Prime Mortgage Trust, 2005-2 2A1	7.309%	10/25/32	69,290	67,658	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	3.020%	5/25/35	33,961	25,480	(a)
Regal Trust IV, 1999-1 A	3.359%	9/29/31	14,844	13,992	(a)(c)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.579%	2/25/36	152,269	82,173	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.534%	9/25/46	4,000,000	1,543,778	(a)
Residential Accredit Loans Inc., 2006-QS8 A2	6.000%	8/25/36	2,472,398	1,422,880
Residential Accredit Loans Inc., 2007-Q01 A1	0.479%	2/25/37	144,143	82,412	(a)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	95,686	89,240
Structured ARM Loan Trust, 2005-12 3A1	2.516%	6/25/35	62,868	45,118	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.649%	10/25/35	71,645	46,682	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.559%	2/25/36	280,208	162,501	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.539%	4/25/36	280,032	144,723	(a)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.539%	8/25/36	451,857	264,223	(a)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.529%	9/25/37	114,653	113,024	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.617%	3/25/34	43,380	42,814	(a)
Terwin Mortgage Trust, 2006-9HGA A1	0.409%	10/25/37	26,178	26,013	(a)(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.171%	9/25/37	304,564	283,302	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.200%	9/25/37	316,119	300,375	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.322%	3/20/47	266,598	21,994	(a)(c)(d)(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.729%	1/25/45	451,824	320,550	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.609%	11/25/45	109,263	76,311	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES M FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.599%	12/25/45	$139,210	$107,279	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.619%	12/25/45	208,815	153,998	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.649%	7/25/45	408,910	317,478	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.649%	1/25/45	105,140	82,986	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR1 2A1A	1.483%	1/25/46	194,788	152,569	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.362%	9/25/46	223,065	127,064	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR6 2A3	5.834%	8/25/36	1,060,000	833,142	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $27,615,104)				26,245,242

CORPORATE BONDS & NOTES — 10.6%

FINANCIALS — 10.6%

Commercial Banks — 5.6%
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,840,000	1,901,364	(c)
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	350,000	375,796
Cie de Financement Foncier, Secured Bonds	1.625%	7/23/12	1,680,000	1,683,115	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	418,000	(a)(c)(f)
Landwirtschaftliche Rentenbank, Senior Bonds	3.125%	7/15/15	950,000	996,344
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	950,000	1,005,286
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000	206,944

Total Commercial Banks				6,586,849

Consumer Finance — 1.3%
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,440,000	1,573,360

Diversified Financial Services — 3.7%
Bank of America Corp., Senior Notes	4.500%	4/1/15	350,000	362,021
Bank of America Corp., Senior Notes	5.625%	7/1/20	1,000,000	1,033,778
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,700,000	1,802,396
Private Export Funding Corp., Notes	4.950%	11/15/15	1,060,000	1,219,398

Total Diversified Financial Services				4,417,593

TOTAL FINANCIALS				12,577,802

INDUSTRIALS — 0.0%

Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates	6.619%	3/18/11	39,471	39,570

TOTAL CORPORATE BONDS & NOTES (Cost — $12,166,211)				12,617,372

MUNICIPAL BONDS — 2.7%

California — 0.3%

California State, GO, Build America Bonds	7.300%	10/1/39	310,000	338,629

Georgia — 0.3%

Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	350,000	350,766

Pennsylvania — 2.1%

Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.331%	5/1/46	2,800,000	2,478,000	(a)(d)

TOTAL MUNICIPAL BONDS (Cost — $3,139,385)				3,167,395

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 14.9%

U.S. Government Agencies — 14.0%

Federal Home Loan Bank (FHLB)	1.037%	9/16/14	1,690,000	1,691,533	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.750%	4/30/12	2,000,000	2,002,216
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.750%	10/12/12	2,000,000	2,000,794
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.771%	3/1/33	253,534	263,899	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES M FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	$1,880,000	$2,484,328
Federal National Mortgage Association (FNMA), Notes	1.000%	9/18/12	2,000,000	2,004,964
Federal National Mortgage Association (FNMA), Notes	0.850%	4/8/13	4,150,000	4,150,925
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	600,000	647,302
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	890,000	963,668
Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	389,722

Total U.S. Government Agencies				16,599,351

U.S. Government Obligations — 0.9%

U.S. Treasury Notes	2.375%	7/31/17	1,000,000	1,005,156

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $17,254,919)				17,604,507

SECURITY		EXPIRATION DATE	CONTRACTS

PURCHASED OPTIONS — 0.9%

Eurodollar Futures, Put @ 99.38		3/14/11	210	59,063
U.S. Treasury 10-Year Notes Futures, Call @ $119.50		8/27/10	13	56,266
U.S. Treasury 10-Year Notes Futures, Call @ $121.00		8/27/10	269	773,375
U.S. Treasury 10-Year Notes Futures, Call @ $123.00		8/27/10	140	172,812
U.S. Treasury 10-Year Notes Futures, Put @ $120.00		8/27/10	249	7,781
U.S. Treasury 10-Year Notes Futures, Put @ $120.50		8/27/10	111	5,203

TOTAL PURCHASED OPTIONS (Cost — $853,912)				1,074,500

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $132,958,178)				132,423,653

SECURITY		MATURITY DATE	FACE AMOUNT

SHORT-TERM INVESTMENTS — 20.1%

U.S. Government Agencies — 0.2%

Federal National Mortgage Association (FNMA), Discount Notes	0.180%	8/23/10	$259,000	258,973	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	9/1/10	3,000	2,999	(g)(h)

Total U.S. Government Agencies(Cost — $261,972)				261,972

Repurchase Agreements — 19.9%

Barclays Capital Inc. tri-party repurchase agreement dated 7/30/10; Proceeds at maturity - $11,750,166; (Fully collateralized by U.S. government obligations, 1.500% due 12/31/13; Market value - $11,985,006)	0.170%	8/2/10	11,750,000	11,750,000
Morgan Stanley tri-party repurchase agreement dated 7/30/10; Proceeds at maturity - $11,750,147; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/28/15; Market value - $11,985,000)	0.150%	8/2/10	11,750,000	11,750,000

Total Repurchase Agreements (Cost — $23,500,000)				23,500,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $23,761,972)				23,761,972

TOTAL INVESTMENTS — 131.9% (Cost — $156,720,150#)				156,185,625
Liabilities in Excess of Other Assets — (31.9)%				(37,796,932)

TOTAL NET ASSETS — 100.0%				$118,388,693

(a)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.
(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(e)	Illiquid security.
(f)	Security has no maturity date. The date shown represents the next call date.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES M FUND
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	CMT	- Constant Maturity Treasury
	GO	- General Obligation
	HELOC	- Home Equity Line of Credit

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE

Eurodollar Futures, Put	3/14/11	$99.13	210	$44,625
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	124.50	140	74,375
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	124.00	140	98,437
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	122.00	269	521,188
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	118.50	111	1,734
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	117.50	249	3,891
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	118.00	360	5,625

TOTAL WRITTEN OPTIONS (Premiums received — $781,021)				$749,875

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments†:
Mortgage-backed securities	-	$52,798,504	-	$52,798,504
Asset-backed securities	-	17,741,897	$1,174,236	18,916,133
Collateralized mortgage obligations	-	26,218,351	26,891	26,245,242
Corporate bonds & notes	-	12,617,372	-	12,617,372
Municipal bonds	-	689,395	2,478,000	3,167,395
U.S. government & agency obligations	-	17,604,507	-	17,604,507
Purchased options	$1,074,500	-	-	1,074,500

Total long-term investments	$1,074,500	$127,670,026	$3,679,127	$132,423,653

Short-term investments†	-	23,761,972	-	23,761,972

Total investments	$1,074,500	$151,431,998	$3,679,127	$156,185,625

Other financial instruments:
Futures contracts	$(858,700)	-	-	$(858,700)
Written options	-	$(749,875)	-	(749,875)
Credit default swaps on credit indices - sell protection‡	-	(61,124)	-	(61,124)
Total return swap	-	7,453	-	7,453

Total other financial instruments	$(858,700)	$(803,546)	-	$(1,662,246)

Total	$215,800	$150,628,452	$3,679,127	$154,523,379

†See Schedule of Investments for additional detailed categorizations.
‡Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET- BACKED SECURITIES	MUNICIPAL BONDS	TOTAL

Balance as of October 31, 2009	$5,134	-	-	$5,134
Accrued premiums/discounts	-	$581	$583	1,164
Realized gain/(loss)	-	-	-	-
Change in unrealized appreciation (depreciation)(1)	18,196	(30,581)	1,167	(11,218)
Net purchases (sales)	(18,433)	1,199,000	2,476,250	3,656,817
Transfers in to Level 3	21,994	5,236	-	27,230
Transfers out of Level 3	-	-	-	-

Balance as of July 31, 2010	$26,891	$1,174,236	$2,478,000	$3,679,127

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2010(1)	$18,196	$(30,581)	1,167	$(11,218)

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies.A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss.

Notes to Schedule of Investments (unaudited) (continued)

When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap Agreements.The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps.
The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Total Return Swaps.
The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,466,785
Gross unrealized depreciation	(8,001,310)

Net unrealized depreciation	$(534,525)

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:

U.S. Treasury Bonds	184	9/10	$24,478,614	$24,886,000	$407,386

Contracts to Sell:

U.S. Treasury 10-Year Notes	357	9/10	$43,216,480	$44,201,062	$(984,582)
U.S. Treasury 2-Year Notes	94	9/10	20,470,867	20,597,750	(126,883)
U.S. Treasury 30-Year Bonds	44	9/10	5,525,232	5,663,625	(138,393)
U.S. Treasury 5-Year Notes	22	9/10	2,619,991	2,636,219	(16,228)

					$(1,266,086)

Net unrealized loss on open futures contracts					$(858,700)

During period ended July 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums

Written options, outstanding October 31, 2009	287	$111,430
Options written	3,933	1,556,061
Options closed	(1,816)	(610,814)
Options exercised	-	-
Options expired	(925)	(275,656)

Written options, outstanding July 31, 2010	1,479	$781,021

At July 31, 2010, the Fund held TBA securities with a total cost of $39,190,851.

At July 31, 2010, the Fund held the following open swap contracts:

Credit Default Swaps on Credit Indices - Sell Protection[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)

Barclay’s Capital Inc. (CDX North America Crossover Index)	$933,330	12/20/12	1.400 % quarterly	$(23,652)	$(27,300)	$3,648
Barclay’s Capital Inc. (CDX North America Crossover Index)	2,904,000	12/20/12	0.600% quarterly	(37,472)	(65,026)	27,554

Total	$3,837,330			$(61,124)	$(92,326)	$31,202

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)

Total Return Swaps
Barclay’s Capital Inc.	$305,000	10/1/10	TRX-CMBS	TRX-CMBS Reset	—	$7,453	*

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡ Percentage shown is an annual percentage rate.
* Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2010.

	Futures Contracts

Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total

Interest Rate Contracts	$407,386	$(1,266,086)	$1,074,500	$(749,875)	$7,453	$(526,622)

Credit Contracts	-	-	-	-	(61,124)	(61,124)

Total	$407,386	$(1,266,086)	$1,074,500	$(749,875)	$(53,671)	$(587,746)

During the period ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value

Purchased options	$325,533

Written options	356,287

Futures contracts (to buy)	59,644,151

Futures contracts (to sell)	37,325,587

Average Notional Balance

Interest rate swap contracts†	$7,700,000

Total return swap contracts	122,000

Credit default swap contracts (to buy protection)†	965,000

Credit default swap contracts (to sell protection)	4,668,264

†At July 31, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of July 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $61,124. If a contingent feature would have been triggered as of July 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $100,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date:	September 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date:	September 24, 2010

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer

Date:	September 24, 2010